UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
November 3, 2005
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Corporate Woods, Rochester, New York 14623

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION
ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 3, 2005, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended September 30, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 2.02:
Exhibit 99.1	Press Release issued by Harris Interactive Inc. on November 3, 2005 announcing the Company’s earnings for the fiscal quarter ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Frank J. Connolly, Jr.

Name: Title:	Frank J. Connolly, Jr. Chief Financial Officer and Corporate Secretary (Principal Financial Officer)
Dated: November 3, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Harris Interactive Inc. on November 3, 2005 announcing the Company’s earnings for the fiscal quarter ended September 30, 2005.